EXHIBIT 99.1
                                                                   Page 1 of 2

                               CTG RESOURCES, INC.
                                     FORM 8-B
                                  EXHIBIT INDEX

                                                                    Document
   Exhibit Number           Description                             Description
   --------------           -----------                             -----------
   99.1                     Exhibit Index                           EX-99.1

    3.119                   Form of First Amendment to the CNG
                            Nonemployee Directors' Fee Plan.        EX-3.119

    3.120                   Form of Third Amendment to the
                            CNG Nonemployee Directors'
                            Trust Agreement.                        EX-3.120

    3.121                   Form of Sixth Amendment to the
                            Connecticut Natural Gas Corporation
                            Employee Savings Plan.                  EX-3.121

    3.122                   Form of Seventh Amendment to the
                            Connecticut Natural Gas Corporation
                            Union Employee Savings Plan.            EX-3.122

    3.123                   Form of First Amendment to the
                            Connecticut Natural Gas Corporation
                            Employee Savings Plan Trust Agreement.  EX-3.123

    3.124                   Form of First Amendment to the
                            Connecticut Natural Gas Corporation
                            Union Employee Savings Plan
                            Trust Agreement.                        EX-3.124

    3.125                   Form of Fourth Amendment to the
                            Connecticut Natural Gas Corporation
                            Deferred Compensation Plan.             EX-3.125

    3.126                   Form of Fourth Amendment to the
                            Connecticut Natural Gas Corporation
                            Officers' Retirement Plan and
                            Deferred Compensation Plan Trust
                            Agreement.                              EX-3.126

    3.127                   Form of Second Amendment to the
                            Agreement and Declaration of Trust -
                            Connecticut Natural Gas Corporation
                            Employee Benefit Trust.                 EX-3.127

    3.128                   Form of First Amendment to the
                            Connecticut Natural Gas Corporation
                            Executive Restricted Stock Plan.        EX-3.128

                                                                  EXHIBIT 99.1
                                                                   Page 2 of 2


                               CTG RESOURCES, INC.
                                     FORM 8-B
                            EXHIBIT INDEX (concluded)

                                                                    Document
   Exhibit Number           Description                             Description
   --------------           -----------                             -----------
    3.129                   Form of Fourth Amendment to the
                            Connecticut Natual Gas Corporation
                            Pension Plan.                           EX-3.129

    3.130                   Form of Fifth Amendment to the
                            Connecticut Natural Gas Corporation
                            Retirement Plan.                        EX-3.130

    3.131                   Form of Fifth Amendment to the
                            Connecticut Natural Gas Corporation
                            Pension Plan.                           EX-3.131

    3.132                   Form of Amendment to the Connecticut
                            Natural Gas Corporation Officers'
                            Retirement Plan.                        EX-3.132

    3.133                   Subsidiaries of the Registrant.         EX-3.133